NEWS RELEASE FOR IMMEDIATE RELEASE December 29, 2017 Contact: Scott Hamilton Public & Investor Relations (303) 214 - 5563 scott.hamilton@hartehanks.com Harte Hanks Announces Reverse-Split Ratio and Date, Receives Notice of Non-Compliance from New York Stock Exchange SAN ANTONIO, Texas — Harte Hanks (NYSE: HHS), a leader in developing customer relationships, experiences and defining interaction-led marketing, announced that its Board of Directors had adopted a 10-for-1 reverse split ratio for the reverse split approved by the Company’s stockholders at the special meeting held December 14, 2017. The reverse split will be effected January 31, 2018. The Company also announced that on December 27, 2017, it received notification from the New York Stock Exchange (NYSE) that the Company is not in compliance with certain NYSE continued listing standards relating to average share price. The NYSE noted that as of December 26, 2017, the Company’s average closing price was less than the $1.00 minimum over a consecutive 30 trading-day period. The company has six months to cure the non-compliance by bringing its share price and average share price back above $1.00, which will be accomplished when the 10-for-1 reverse split is implemented. In the event that after the six-month cure period, both a $1.00 share price and a minimum $1.00 30-day average share price are not attained the NYSE will commence suspension and delisting procedures. During the cure period, Harte Hanks common stock will continue to be listed on the NYSE. The Company's common stock will continue to trade under the symbol "HHS," but will have an added symbol of ".BC" to indicate that the Company is below compliance with the NYSE’s listing standards. About Harte Hanks: Harte Hanks is a global marketing services firm specializing in multi-channel marketing solutions that connect our clients with their customers in powerful ways. Experts in defining, executing and optimizing the customer journey, Harte Hanks offers end-to-end marketing services including consulting, strategic assessment, data, analytics, digital, social, mobile, print, direct mail and contact center. From visionary thinking to tactical execution, Harte Hanks delivers smarter customer interactions for some of the world's leading brands. Harte Hanks 5,000+ employees are located in North America, Asia- Pacific and Europe. For more information, visit Harte Hanks at www.hartehanks.com, call 800-456-9748, email us at pr@hartehanks.com. Follow us on Twitter @hartehanks or Facebook at https://www.facebook.com/HarteHanks. Cautionary Note Regarding Forward-Looking Statements: Our press release may contain “forward-looking statements” within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) market conditions that may adversely impact marketing expenditures and (ii) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (b) the demand for our products and services by clients and prospective clients, including (i) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (ii) our ability to predict changes in client needs and preferences; (c) economic and other business factors that impact the industry verticals we serve, including competition and consolidation of current and prospective clients, vendors and partners in these verticals; (d) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (e) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (f) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (g) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (h) the impact privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (i) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (j) the number of shares, if any, that we may repurchase in connection with our repurchase program; (k) unanticipated developments regarding litigation or other contingent liabilities; (l) the ability to integrate and successfully leverage newly-acquired service offerings as anticipated; (m) our ability to complete anticipated divestitures and reorganizations; and (n) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and in our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2017. The forward-looking statements in this press release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future. As used herein, “Harte Hanks” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.